Exhibit 99.1

Rubicon Project Reports Second Quarter 2019 Results
Second Quarter Revenue Grows 32% Year over Year
LOS ANGELES, California – July 31, 2019 – Rubicon Project (NYSE: RUBI), the global exchange for advertising, today reported its results of operations for the second quarter of 2019.
Recent Highlights

•	Revenue was $37.9 million for Q2 2019, up 32% from Q2 2018

•	Q3 2019 year-over-year revenue expected to grow approximately 30%

•	Mobile revenue grew 42% in Q2 2019 year over year and represented 56% of total revenue

•	Desktop revenue grew 21% in Q2 2019 year over year

•	Video revenue grew at twice the industry growth rate in Q2 2019 year over year

•	Audio revenue nearly doubled in Q2 2019 year over year

•	Net loss for Q2 2019 was $8.3 million, or loss per share of $0.16, compared to net loss of $18.0 million, or loss per share of $0.36 for the second quarter of 2018.

•	Adjusted EBITDA(1) was $4.4 million representing a 12% margin, compared to Adjusted EBITDA loss of $5.5 million for the second quarter of 2018.

•	Non-GAAP loss per share(1) was $0.06, compared to $0.27 non-GAAP loss per share for the second quarter of 2018.

•	Cash flow positive in Q2 2019

“For the second quarter, we again delivered strong year-over-year revenue growth, were Adjusted EBITDA positive and generated positive cash flow,” said Michael G. Barrett, President and CEO of Rubicon Project. “Our strong performance was based on continued market share growth in audio and video, new customer additions, and continued success as our customers consolidate supply sources. We are outperforming our target 20% long term revenue growth rate, which is enabling us to invest in areas like Demand Manager and video that will drive growth in future years.”

Second Quarter 2019 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	Change Favorable/ (Unfavorable)	June 30, 2019	June 30, 2018	Change Favorable/ (Unfavorable)
Revenue	$37.9	$28.6	32%	$70.3	$53.5	31%
Net loss	($8.3)	($18.0)	54%	($20.8)	($45.8)	55%
Adjusted EBITDA(1)	$4.4	($5.5)	nm	$4.3	($19.7)	nm
Adjusted EBITDA operating expenses(2)	$33.5	$34.1	2%	$66.0	$73.2	10%
Adjusted EBITDA margin(3)	12%	(19%)	31 ppt	6%	(37%)	43 ppt
Basic and diluted loss per share	($0.16)	($0.36)	56%	($0.40)	($0.92)	57%
Non-GAAP loss per share(1)	($0.06)	($0.27)	78%	($0.19)	($0.71)	73%

Definitions:
(1)
Adjusted EBITDA and non-GAAP loss per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.

(2)	Adjusted EBITDA operating expenses is calculated as revenue less Adjusted EBITDA.
(3)
Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by revenue. A reconciliations for net loss to Adjusted EBITDA is included at the end of this press release. For further discussion, please see "Non-GAAP Financial Measures."

nm	not meaningful
Second Quarter 2019 Results Conference Call and Webcast:
The Company will host a conference call on July 31, 2019 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its second quarter of 2019.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Rubicon Project conference call
Simultaneous audio webcast:	http://investor.rubiconproject.com, under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	10132423
Webcast link:	http://investor.rubiconproject.com, under "Events and Presentations"
About Rubicon Project
Founded in 2007, Rubicon Project is one of the world’s largest advertising exchanges. The company helps websites and apps thrive by giving them tools and expertise to sell ads easily and safely. In addition, the world’s leading agencies and brands rely on Rubicon Project’s technology to execute tens of billions of advertising transactions each month. Rubicon Project is an independent, publicly traded company (NYSE:RUBI) headquartered in Los Angeles, California.
Note: The Rubicon Project and the Rubicon Project logo are registered service marks of The Rubicon Project, Inc.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning our anticipated financial performance, including, without limitation, revenue, advertising spend, non-GAAP loss per share, profitability, net income (loss), Adjusted EBITDA, earnings per share, and cash flow; strategic objectives, including focus on header bidding, mobile, video, Demand Manager, and private marketplace opportunities; investments in our business; development of our technology; introduction of new offerings; the impact transparency initiatives we may undertake; the impact of our traffic shaping technology on our business; the effects of our cost reduction initiatives; scope and duration of client relationships; the fees we may charge in the future; business mix and expansion of our mobile, video and private marketplace offerings; sales growth; client utilization of our offerings; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; user reach; certain statements regarding future operational performance measures including ad requests, fill rate, paid impressions, average CPM, take rate, and advertising spend; benefits from supply path optimization; and factors that could affect these and other aspects of our business. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: our ability to continue to grow and to manage our growth effectively; our ability to develop innovative new technologies and remain a market leader; our ability to attract and retain buyers and sellers and increase our business with them; our vulnerability to loss of, or reduction in spending by, buyers; our reliance on large sources of advertising demand and aggregators of advertising inventory; our ability to maintain and grow a supply of advertising inventory from sellers and to fill the increased inventory; the effect on the advertising market and our business from difficult economic conditions or uncertainty; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; our ability to use our solution to purchase and sell higher value advertising and to expand the use of our solution by buyers and sellers utilizing evolving digital media platforms; our ability to introduce new offerings and bring them to market in a timely manner, and otherwise adapt in response to client demands and industry trends, including shifts in digital advertising growth from desktop to mobile channels and from display to video formats and the introduction and market acceptance of Demand Manager; the increased prevalence of header bidding and its effect on our competitive position; uncertainty of our estimates and expectations associated with new offerings, including header bidding, private marketplace, mobile, video, Demand Manager, and traffic shaping; lower fees and take rate and the need to grow through advertising spend increases rather than fee increases; our ability to compensate for a reduced take rate by increasing the volume and/or value of transactions on our platform and increasing our fill rate; our vulnerability to the depletion of our cash resources as we incur additional investments in technology required to support the increased volume of transactions on our exchange and development of new offerings; our ability to support our growth objectives with reduced resources from our cost reduction initiatives; our ability to raise additional capital if needed and/or renew our working capital line of credit; our limited operating history and history of losses; our ability to continue to expand into new geographic markets; our ability to adapt effectively to shifts in digital advertising; increased prevalence of ad-blocking or cookie-blocking technologies; the slowing growth rate of desktop display advertising; the growing percentage of online and mobile advertising spending captured by owned and operated sites (such as Facebook, Google and Amazon); the effects, including loss of market share, of increased competition in our market and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors; the effects of consolidation in the ad tech industry; acts of competitors and other third parties that can adversely affect our business; our ability to differentiate our offerings and compete effectively in a market trending increasingly toward commodification, transparency, and disintermediation; requests for discounts, fee concessions or revisions, rebates, refunds, favorable payment terms and greater levels of pricing transparency and specificity; potential adverse effects of malicious activity such as fraudulent inventory and malware; the effects of seasonal trends on our results of operations; costs associated with defending intellectual property infringement and other claims; our ability to attract and retain qualified employees and key personnel; our ability to identify future acquisitions of or investments in complementary companies or technologies and our ability to consummate the acquisitions and integrate such companies or technologies; and our ability to comply with, and the effect on our business of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements represent our estimates and assumptions only as of the date made. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.
Non-GAAP Financial Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP measures include Adjusted EBITDA and Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per share which are discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of net loss to Adjusted EBITDA," "Reconciliation of net loss to non-GAAP loss" and "Reconciliation of GAAP loss per share to non-GAAP loss per share" included as part of this press release.
Adjusted EBITDA:
We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, impairment charges, interest income or expense, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, and provision (benefit) for income taxes. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:

•
Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.

•
Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA may also be used as a metric for determining payment of cash incentive compensation.

•
Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:

•
Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.

•
Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.

•	Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.

•
Adjusted EBITDA does not reflect non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets and changes in the fair value of contingent consideration.

•
Adjusted EBITDA does not reflect cash and non-cash charges and changes in, or cash requirements for, acquisition and related items, such as certain transaction expenses and expenses associated with earn-out amounts.

•	Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.

•	Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.

•	Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue and the timing and amounts of our investments in our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), operating loss, or any other measure of financial performance calculated and presented in accordance with GAAP.
Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, impairment charges, cash and non-cash based acquisition and related expenses, including amortization of acquired intangible assets, transaction expenses, expenses associated with earn-out amounts, and foreign currency gains and losses. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock awards, restricted stock units, potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, shares held in escrow, and potential shares issued as part of contingent consideration as a result of business combinations. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).

Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@rubiconproject.com
Media Contact
Charlstie Veith
(516) 300-3569
press@rubiconproject.com

THE RUBICON PROJECT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$86,111	$80,452
Marketable securities	—	7,524
Accounts receivable, net	178,025	205,683
Prepaid expenses and other current assets	5,901	6,882
TOTAL CURRENT ASSETS	270,037	300,541
Property and equipment, net	24,340	33,487
Right-of-use lease asset	14,497	—
Internal use software development costs, net	15,257	14,570
Intangible assets, net	8,589	10,174
Other assets, non-current	2,117	1,240
TOTAL ASSETS	$334,837	$360,012
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$213,157	$239,678
Lease liabilities, current	6,826	—
Other current liabilities	531	1,304
TOTAL CURRENT LIABILITIES	220,514	240,982
Lease liabilities, non-current	8,516	—
Other liabilities, non-current	179	1,017
TOTAL LIABILITIES	229,209	241,999
STOCKHOLDERS' EQUITY
Common stock	1	1
Additional paid-in capital	442,353	433,877
Accumulated other comprehensive loss	(293)	(259)
Accumulated deficit	(336,433)	(315,606)
TOTAL STOCKHOLDER'S EQUITY	105,628	118,013
TOTAL LIABILITITES AND STOCKHOLDERS' EQUITY	$334,837	$360,012

THE RUBICON PROJECT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenue	$37,870	$28,648	$70,286	$53,524
Expenses (1)(2):
Cost of revenue	15,085	15,044	30,201	29,827
Sales and marketing	11,519	11,135	22,111	23,392
Technology and development	9,839	9,245	19,555	19,739
General and administrative	10,027	11,441	20,307	23,985
Restructuring and other exit costs	—	974	—	3,440
Total expenses	46,470	47,839	92,174	100,383
Loss from operations	(8,600)	(19,191)	(21,888)	(46,859)
Other (income) expense:
Interest income, net	(214)	(274)	(407)	(545)
Other income	(46)	(210)	(188)	(420)
Foreign exchange (gain) loss, net	(143)	(797)	158	(243)
Total other income, net	(403)	(1,281)	(437)	(1,208)
Loss before income taxes	(8,197)	(17,910)	(21,451)	(45,651)
Provision (benefit) for income taxes	84	74	(624)	149
Net loss	$(8,281)	$(17,984)	$(20,827)	$(45,800)
Net loss per share:
Basic and Diluted	$(0.16)	$(0.36)	$(0.40)	$(0.92)
Weighted average shares used to compute net loss per share:
Basic and Diluted	52,358	50,071	51,969	49,883

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cost of revenue	$106	$77	$198	$184
Sales and marketing	1,459	1,158	2,804	2,343
Technology and development	1,166	623	2,225	1,472
General and administrative	2,064	2,402	3,937	4,759
Restructuring and other exit costs	—	352	—	398
Total stock-based compensation expense	$4,795	$4,612	$9,164	$9,156

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cost of revenue	$7,758	$8,353	$15,803	$16,514
Sales and marketing	113	151	238	314
Technology and development	178	227	374	468
General and administrative	125	147	399	292
Total depreciation and amortization expense	$8,174	$8,878	$16,814	$17,588

THE RUBICON PROJECT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended
	June 30, 2019	June 30, 2018
OPERATING ACTIVITIES:
Net loss	$(20,827)	$(45,800)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	16,814	17,588
Stock-based compensation	9,164	9,156
Loss on disposal of property and equipment	16	120
Provision for doubtful accounts	966	215
Accretion of available for sale securities	24	(318)
Non-cash lease expense	(379)	—
Unrealized foreign currency (gains) losses, net	777	(766)
Deferred income taxes	(752)	—
Changes in operating assets and liabilities:
Accounts receivable	26,831	12,342
Prepaid expenses and other assets	593	2,351
Accounts payable and accrued expenses	(27,567)	(15,287)
Other liabilities	(127)	(691)
Net cash provided by (used in) operating activities	5,533	(21,090)
INVESTING ACTIVITIES:
Purchases of property and equipment	(2,212)	(1,216)
Capitalized internal use software development costs	(4,160)	(4,817)
Investments in available-for-sale securities	—	(23,991)
Maturities of available-for-sale securities	7,500	41,150
Sales of available-for-sale securities	—	6,086
Net cash provided by investing activities	1,128	17,212
FINANCING ACTIVITIES:
Proceeds from exercise of stock options	383	45
Proceeds from issuance of common stock under employee stock purchase plan	477	143
Taxes paid related to net share settlement	(1,847)	(658)
Net cash used in financing activities	(987)	(470)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(15)	(47)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	5,659	(4,395)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	80,452	76,642
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$86,111	$72,247
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:
Cash paid for income taxes	$145	$167
Cash paid for interest	$25	$30
Capitalized assets financed by accounts payable and accrued expenses	$118	$712
Capitalized stock-based compensation	$299	$284
Operating lease right-of-use assets obtained in exchange for new operating lease liabilities	$3,237	$—

THE RUBICON PROJECT, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net loss	$(8,281)	$(17,984)	$(20,827)	$(45,800)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	7,381	8,082	15,228	15,996
Amortization of acquired intangibles	793	796	1,586	1,592
Stock-based compensation expense	4,795	4,612	9,164	9,156
Interest income, net	(214)	(274)	(407)	(545)
Foreign exchange (gain) loss, net	(143)	(797)	158	(243)
Provision (benefit) for income taxes	84	74	(624)	149
Adjusted EBITDA	$4,415	$(5,491)	$4,278	$(19,695)

THE RUBICON PROJECT, INC.
RECONCILIATION OF NET LOSS TO NON-GAAP LOSS
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net loss	$(8,281)	$(17,984)	$(20,827)	$(45,800)
Add back (deduct):
Acquisition and related items, including amortization of acquired intangibles	793	796	1,586	1,592
Stock-based compensation expense	4,795	4,612	9,164	9,156
Foreign exchange (gain) loss, net	(143)	(797)	158	(243)
Tax effect of Non-GAAP adjustments (1)	(49)	14	(152)	(29)
Non-GAAP loss	$(2,885)	$(13,359)	$(10,071)	$(35,324)

(1)	Non-GAAP loss includes the estimated tax impact from the expense items reconciling between net loss and non-GAAP loss.

THE RUBICON PROJECT, INC.
RECONCILIATION OF GAAP LOSS PER SHARE TO NON-GAAP LOSS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
GAAP net loss per share (1):
Basic and Diluted	$(0.16)	$(0.36)	$(0.40)	$(0.92)

Non-GAAP loss (2)	$(2,885)	$(13,359)	$(10,071)	$(35,324)

Weighted-average shares used to compute net loss per share (3)	52,358	50,071	51,969	49,883
Non-GAAP loss per share	$(0.06)	$(0.27)	$(0.19)	$(0.71)

(1) Calculated as net loss divided by basic weighted-average shares used to compute net loss per share as included in the consolidated statement of operations.
(2) Refer to reconciliation of net loss to non-GAAP loss.
(3)  Non-GAAP loss per share is computed using the same weighted-average number of shares that are used to compute GAAP net loss per share in periods where there is both a non-GAAP loss and a GAAP net loss.

THE RUBICON PROJECT, INC.
REVENUE BY CHANNEL
(In thousands, except percentages)
(unaudited)

	Revenue
	Three Months Ended
	June 30, 2019		June 30, 2018
	(in thousands, except percentages)
Channel:
Desktop	$16,588	44%	$13,663	48%
Mobile	21,282	56	14,985	52
Total	$37,870	100%	$28,648	100%

	Revenue
	Six Months Ended
	June 30, 2019		June 30, 2018
	(in thousands, except percentages)
Channel:
Desktop	$31,809	45%	$27,972	52%
Mobile	38,477	55	25,552	48
Total	$70,286	100%	$53,524	100%